UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21407

Nuveen Diversified Dividend and Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks High Current Income and Total Return from a Portfolio of Dividend-Paying
Common Stocks, REIT Stocks, Emerging Markets Debt, and Senior Loans

Semi-Annual Report

June 30, 2012

Nuveen Diversified
Dividend and Income Fund

JDD

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Fund Leverage and Other Information	9

Common Share Distribution and Price Information	12

Performance Overview	15

Shareholder Meeting Report	16

Portfolio of Investments	17

Statement of Assets & Liabilities	31

Statement of Operations	32

Statement of Changes in Net Assets	33

Statement of Cash Flows	34

Financial Highlights	36

Notes to Financial Statements	38

Annual Investment Management Agreement Approval Process	50

Reinvest Automatically, Easily and Conveniently	59

Glossary of Terms Used in this Report	61

Additional Fund Information	63

Chairman's
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 23, 2012

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Diversified Dividend and Income Fund (JDD)

JDD features portfolio management by teams at four separate sub-advisers. Each sub-adviser has a strategic asset allocation of 25% of the Fund's assets.

NWQ Investment Management Company, LLC, (NWQ), an affiliate of Nuveen Investments, invests its portion of the Fund's assets primarily in dividend-paying common stocks. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund's management team at that firm. He has more than 30 years of corporate finance and investment management experience.

The real estate portion of the Fund's investment portfolio is managed by a team at Security Capital Research & Management Incorporated, (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz and Kevin Bedell, who together average 31 years experience in managing real estate investments, lead the team.

Symphony Asset Management, LLC, (Symphony), an affiliate of Nuveen Investments, invests its portion of the Fund's assets primarily in senior loans. The Symphony team is led by Gunther Stein, Symphony's Chief Investment Officer. Gunther has more than 20 years of investment management experience.

Wellington Management Company, LLP, (Wellington Management), invests its portion of the Fund's assets in emerging markets sovereign debt. James W. Valone, who has more than 25 years of investment management experience, heads the team.

Here representatives from NWQ, Security Capital, Symphony and Wellington Management talk about their management strategies and the performance of the Fund for the six-month period ending June 30, 2012.

What were the key strategies used to manage the Fund over this reporting period?

The Fund's investment objectives are high current income and total return. In its efforts to achieve these objectives, the Fund invests primarily in 1) U.S. and foreign dividend paying common stocks, 2) dividend paying common stocks issued by real estate companies, 3) emerging markets sovereign debt, and 4) senior secured loans. The Fund expects to invest at least 40%, but no more than 70%, of its assets in equity security holdings and at least 30%, but no more than 60%, of its assets in debt security holdings. Under normal circumstances, the Fund's target weighting is approximately 50% equity and 50% debt.

Nuveen Investments

For the dividend paying equity portion of the Fund's portfolio during this reporting period, managed by NWQ, we continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets or a positive change in the underlying fundamentals. We also focused on trying to manage downside risk exposure, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We believe that cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

In managing the real estate portion of the portfolio, Security Capital sought to maintain significant property type and geographic diversification while taking into account company credit quality, sector and security type allocations. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management, and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable income and potential price appreciation over the long-run. Across all real estate sectors, we favored companies with properties located in the strongest urban markets. These "high barrier to entry" markets are defined by constraints that limit new construction, a quality that over the long-term has the potential to provide superior value enhancement and a real inflation hedge.

In the emerging market debt portion of the Fund managed by Wellington Management, we kept the portfolio's beta at a neutral to slightly defensive level, balancing our positive outlook and expectations for emerging markets countries with concerns about the broader global environment. Throughout the reporting period, we continued to favor countries we believed were best positioned to weather a period of weak global growth, such as Brazil, Colombia, Russia, Qatar and Indonesia. We were willing to accept less liquidity for certain smaller issuers where the fundamentals remained relatively sound, such as Ivory Coast, Sri Lanka and Latvia. We found good value in Latin America interest rates, where curves have been steep and policymakers have room for growth. We are overweight corporate debt, favoring Latin America and Asia, where growth trends should outperform other regions. We continued to take some small exposure to emerging market currencies, believing many to be vulnerable to ongoing market volatility, though the Mexican peso and Brazilian real appeared undervalued.

In the senior loan and other debt portion of the Fund's portfolio, we continued to manage and monitor senior loan market risks. Credit risk remained benign during the period. Defaults averaged below 2% for the senior loan market. Any weaknesses were in very specific areas, such as the natural gas markets or businesses with company specific issues.

The Fund's capital was deployed into assets which offer high current income and yield, while also offering the potential for upside appreciation as many of these assets trade at a discount to par value. Fundamentally, we feel that many of these companies have stable businesses, good asset coverage for senior debt holders, and can perform well in a stable to slow growth environment.

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that share-holders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview for the Fund in this report.

*  Six-month returns are cumulative; all other returns are annualized.

**  Since Inception returns are from 9/25/03.

***  Refer to Glossary of Terms Used in this Report for definitions. Indexes are not available for direct investment.

Prices in the secondary senior loan market continued to be impacted by supply and demand. While loan supply has been slow but steady, with $100 billion of new loans issued to institutional buyers such as mutual funds and similar clients during the period, demand for loans continued to be positive but volatile. We continued to closely monitor demand activity via fund flows as this can impact overall pricing in the market and the price action of individual securities. We believe that this volatility presents an opportunity to add value to the Fund's portfolio.

How did the Fund perform over this period?

The performance of the Fund, as well as for a comparative benchmark and index, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*

For periods ended 6/30/12

	Six-Month	1-Year	5-Year	Since Inception**
JDD	10.18%	5.35%	0.42%	6.80%
Comparative Benchmark***	8.42%	7.08%	5.12%	9.17%
S&P 500 Stock Index***	9.49%	5.45%	0.22%	5.58%

For the six-month period ended June 30, 2012 the total return on common share net asset value (NAV) for the Fund outperformed both its comparative benchmark and the general market index.

Within the dividend paying equity portion of the Fund, several investments appreciated during the year, given initial depressed valuations and individual catalysts. Holdings worth highlighting include CA Inc., Ingersoll Rand Company and Wells Fargo & Company. Software provider, CA Inc., appreciated as management announced that it will return $2.5 billion of capital to shareholders through 2014 by raising its dividend 400% and repurchasing shares. CA's strengthened management team has made strides to improve the company's market position and enhance shareholder value through a strategic restructuring and increased focus on internal operations. Ingersoll Rand also contributed to performance. The Company performed well during the period given early indications of a cyclical recovery in housing and construction end markets after being depressed for the last three years. Lastly, Wells Fargo & Company increased its dividend and share buyback plans after successfully passing the Federal Reserve's Comprehensive Capital Analysis Review (CCAR). The bank's balance sheet has substantially improved over the past several years, as reflected by increased levels of capital, reserves, and liquidity. Settlement with the states' Attorneys General regarding mortgage foreclosure and servicing practices has also removed an overhang on the stock price.

Several positions detracted from performance including Canadian Natural Resources, which underperformed as the price differentials between heavy Canadian oil relative to the benchmark West Texas Intermediate (WTI) detracted from the stock's performance. The recent reversing of the Seaway pipeline that will carry oil south to the Gulf Coast should help relieve some of the refining backlog currently occurring in Cushing, Oklahoma. More pipeline projects to provide outlets for Canadian heavy crude, including those for export to Asia, should lower differentials as well.

Nuveen Investments

Regional telecom provider Frontier Communications declined as the company lowered its dividend payout due to increased capital spending needs. Frontier still has a double digit dividend yield that is well covered by its cash flow. The stock is attractively valued and the company is beginning to demonstrate improved operational performance as it integrates its recently acquired Verizon assets.

AngloGold Ashanti declined on mixed first quarter results. The company is doing better on the cost side, but fell short on production mostly due to South African mine stoppages related to accidents. The company has been seeing solid performance at its Geita mine in Tanzania, while its Obuasi mine in Ghana continued to make steady progress towards improving results. We believe the turnaround of these two mines, along with its Tropicana project coming online in late 2013, remain catalysts for the stock. Improved financial performance and a stronger balance sheet enabled AngloGold to increase its dividend during the period.

Looking at portfolio additions over the period, we purchased American International Group, Best Buy Co., Hewlett-Packard, Mosaic Co., Freeport McMoRan Copper & Gold, Newmont Mining , Royal Dutch Shell Plc, and Intersil Corporation. We also eliminated Exxon Mobil, Goldman Sachs, Lincoln National, Genworth Financial and Loews Corp. given more attractive investment opportunities. We sold calls on individual equities that are held in the portfolio, writing covered call options on individual stocks to enhance returns while foregoing some upside potential.

In the real estate portion of the Fund managed by Security Capital, the portfolio's self-storage, office and shopping center equity investments contributed positively to performance. On the negative side, the Fund's performance was held back by equity investments in diversified, lodging and regional mall investments.

In the emerging markets debt portion of the portfolio managed by Wellington Management, security selection contributed positively to performance while country rotation strategies detracted. Among country rotation strategies, a lack of exposure to Lebanon, an underweight to China and an overweight to Ivory Coast contributed to overall performance, while overweight exposure to Indonesia and Argentina, as well as a lack of exposure to Belarus detracted. Security selection contributed during the reporting period as well. Positioning in Mexico, Russia and Lithuania contributed to overall performance, while security selection in Kazakhstan, Dominican Republic and Turkey detracted. We also used foreign currency exchange contracts, buying currencies expected to appreciate and selling currencies expected to depreciate.

The senior loan portion of the Fund managed by Symphony benefited from conditions that were favorable for senior loans, including positive flows and fundamentals. Our positions in US Foods and 24 Hour Fitness performed well during the period. Detracting from performance was Frac Tech International, whose natural gas related businesses have been hurt by pricing pressure in that market.

Nuveen Investments

Fund Leverage
and Other Information

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period. During the period, the Fund did not enter into any new interest rate swap contracts in order to hedge leverage costs; however, existing swap contracts that were previously entered into in order to fix (or lock-in) a portion of the Fund's leverage costs partially detracted from the overall positive contribution of leverage. Short-term floating interest rates remained below fixed swap rates for the period increasing realized leverage costs, while longer-term interest rates further declined causing negative mark-to-market unrealized losses.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. The following risks are listed in order of priority.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Nuveen Investments

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Illiquid Securities Risk. This is the risk that the Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typi- cally associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Real Estate Risk. The Fund may invest in various types of securities issued by Real Estate Investment Trusts (REITs), linking an investment in the Fund to the performance of the real estate markets.

Derivatives Risk. Derivative securities include, but are not limited to, calls, puts, warrants, swaps, and forwards. The Fund's use of derivatives involves risks different from, and possibly greater than, the risks associated with the underlying investments. The derivatives market is largely unregulated.

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for the Fund, the portfolio manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However, such a determination by the portfolio manager is not the equivalent of a rating by a rating agency.

Dividend Income Risk. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans. Some of the adjustable rate loans in which the Fund may invest will be unsecured or insufficiently collateralized, thereby increasing the risk of loss to the Fund in the event of issuer default.

Nuveen Investments

Value Stock Risks. Value stocks are securities that the portfolio manager believes to be undervalued, or mispriced. If the manager's assessment of a company's prospects is wrong, the price of the company's common stock or other equity securities may fall, or may not approach the value that the manager has placed on them.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Common Share Distribution
and Price Information

Distribution Information

The following information regarding the Fund's distributions is current as of June 30, 2012, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the six-month reporting period, the Fund made no changes to its quarterly distribution to common shareholders. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but also increases the variability of common shareholders' net asset value per share in response to changing market conditions.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual common share returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

Nuveen Investments

****  The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "Including retained gain tax credit/refund" include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2011 through December 31, 2008 or for the tax years ended prior to December 31, 2006.

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund's common share distributions and total return performance for the six months ended June 30, 2012. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of 6/30/12 (Common Shares)	JDD
Inception date	9/25/03
Six months ended June 30, 2012:
Per share distribution:
From net investment income	$0.21
From realized capital gains	0.20
Return of capital	0.09
Total per share distribution	$0.50
Annualized distribution rate on NAV	8.31%
Average annual total returns:
Excluding retained gain tax credit/refund****:
6-Month (Cumulative) on NAV	10.18%
1-Year on NAV	5.35%
5-Year on NAV	0.42%
Since inception on NAV	6.80%
Including retained gain tax credit/refund****:
6-Month (Cumulative) on NAV	10.18%
1-Year on NAV	5.35%
5-Year on NAV	1.04%
Since inception on NAV	7.11%

Nuveen Investments

Common Share Repurchases and Price Information

As of June 30, 2012, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired its common shares as shown in the accompanying table.

	Common Shares Repurchased and Retired	% of Outstanding Common Shares
JDD	265,122	1.3%

During the six-month reporting period, the Fund did not repurchase any of its outstanding common shares.

As of June 30, 2012, the Fund's common share price was trading at a discount of -5.82% to its common share NAV, compared with an average discount of -5.16% for the entire six-month period.

Nuveen Investments

JDD

Performance

OVERVIEW

Nuveen Diversified Dividend and Income Fund

  June 30, 2012

Portfolio Allocation (as a % of total investments)2,3,5

2011-2012 Quarterly Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains and a REIT return of capital. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the investments in Fund's distributions, a return of capital for tax purposes.

2  Excluding investments in derivatives.

3  Holdings are subject to change.

4  As previously explained in the Common Share Distribution and Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2011 through December 31, 2008, or for the tax years ended prior to December 31, 2006.

5  70.4% of the Fund's total investments (excluding investments in derivatives) are U.S. Securities.

Fund Snapshot

Common Share Price	$11.33
Common Share Net Asset Value (NAV)	$12.03
Premium/(Discount) to NAV	-5.82%
Current Distribution Rate[1]	8.83%
Net Assets Applicable to Common Shares ($000)	$239,885

Leverage

Regulatory Leverage	28.96%
Effective Leverage	28.96%

Portfolio Composition

(as a % of total investments)2,3

Real Estate Investment Trust	27.5%
Emerging Markets Debt	22.5%
Pharmaceuticals	6.2%
Media	5.3%
Health Care Providers & Services	3.2%
Software	3.1%
Oil, Gas & Consumable Fuels	2.8%
Insurance	2.6%
Hotels, Restaurants & Leisure	2.5%
Diversified Financial Services	1.5%
Short-Term Investments	3.0%
Other	19.8%

Real Estate Investment Trust
Top Five Sub-Industries

(as a % of total investments)2,3

Residential	5.4%
Specialized	5.3%
Office	5.2%
Retail	5.2%
Diversified	3.0%

Emerging Markets Debt
and Foreign Corporate Bonds
Top Five Countries

(as a % of total investments)2,3

Brazil	2.0%
Russia	2.0%
Indonesia	1.9%
Mexico	1.7%
Turkey	1.1%

Average Annual Total Returns

(Inception 9/25/03)

	On Share Price	On NAV
6-Month (Cumulative)	15.27%	10.18%
1-Year	8.68%	5.35%
5-Year	0.43%	0.42%
Since Inception	6.42%	6.80%

Average Annual Total Return4

(Including retained gain tax credit/refund)

	On Share Price	On NAV
6-Month (Cumulative)	15.27%	10.18%
1-Year	8.68%	5.35%
5-Year	1.08%	1.04%
Since Inception	6.73%	7.11%

Nuveen Investments

JDD

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 30, 2012; at this meeting the shareholders were asked to vote on the election of Board Members.

JDD
Common Shares
Approval of the Board Members was reached as follows:
Robert P. Bremner
For	17,313,160
Withhold	515,892
Total	17,829,052
Jack B. Evans
For	17,340,282
Withhold	488,770
Total	17,829,052
William J. Schneider
For	17,306,245
Withhold	522,807
Total	17,829,052

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund

Portfolio of INVESTMENTS

  June 30, 2012 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 33.9% (23.8% of Total Investments)
	Aerospace & Defense – 0.6%
25,000	Raytheon Company	$1,414,750
	Automobiles – 0.6%
77,000	General Motors Company, (2)	1,518,440
	Building Products – 0.4%
35,400	Masonite Worldwide Holdings, (2)	1,008,900
	Chemicals – 0.4%
16,500	Mosaic Company	903,540
	Commercial Banks – 1.2%
85,000	Wells Fargo & Company	2,842,400
	Communications Equipment – 0.9%
130,000	Cisco Systems, Inc.	2,232,100
	Computers & Peripherals – 0.4%
45,800	Hewlett-Packard Company	921,038
	Diversified Financial Services – 2.0%
90,000	Citigroup Inc.	2,466,900
64,000	JP Morgan Chase & Co.	2,286,720
	Total Diversified Financial Services	4,753,620
	Diversified Telecommunication Services – 0.3%
181,200	Frontier Communications Corporation	693,996
	Energy Equipment & Services – 0.3%
26,500	Halliburton Company	752,335
	Food & Staples Retailing – 0.8%
40,000	CVS Caremark Corporation	1,869,200
	Industrial Conglomerates – 0.3%
40,000	General Electric Company	833,600
	Insurance – 3.7%
49,100	American International Group, (2)	1,575,619
120,000	Hartford Financial Services Group, Inc.	2,115,600
68,000	MetLife, Inc.	2,097,800
63,000	Symetra Financial Corporation	795,060
120,000	Unum Group	2,295,600
	Total Insurance	8,879,679
	Machinery – 1.2%
37,600	Ingersoll Rand Company Limited, Class A, (8)	1,585,968
34,000	PACCAR Inc.	1,332,460
	Total Machinery	2,918,428

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Shares	Description (1)	Value
	Media – 3.5%
147,000	Interpublic Group Companies, Inc., (8)	$1,594,950
16,393	Metro-Goldwyn-Mayer, (2), (6)	407,092
132,000	National CineMedia, Inc.	2,002,440
70,000	Time Warner Inc., (8)	2,695,000
35,700	Viacom Inc., Class B, (8)	1,678,614
	Total Media	8,378,096
	Metals & Mining – 2.2%
56,200	AngloGold Ashanti Limited, Sponsored ADR	1,929,908
49,500	Barrick Gold Corporation, (8)	1,859,715
21,000	Freeport-McMoRan Copper & Gold, Inc.	715,470
14,600	Newmont Mining Corporation	708,246
	Total Metals & Mining	5,213,339
	Oil, Gas & Consumable Fuels – 3.2%
19,500	Canadian Natural Resources Limited	523,575
9,900	Occidental Petroleum Corporation	849,123
37,000	Royal Dutch Shell PLC, Class A	2,494,910
213,000	Talisman Energy Inc., (8)	2,440,980
32,000	Total SA, Sponsored ADR	1,438,400
	Total Oil, Gas & Consumable Fuels	7,746,988
	Pharmaceuticals – 6.4%
57,000	GlaxoSmithKline PLC	2,597,490
71,000	Merck & Company Inc.	2,964,250
204,000	Pfizer Inc., (8)	4,692,000
90,000	Sanofi-Aventis	3,400,200
40,200	Teva Pharmaceutical Industries Limited, Sponsored ADR	1,585,488
	Total Pharmaceuticals	15,239,428
	Semiconductors & Equipment – 0.5%
107,000	Intersil Holding Corporation, Class A	1,139,550
	Software – 3.0%
172,000	CA Inc.	4,659,480
83,000	Microsoft Corporation, (8)	2,538,970
	Total Software	7,198,450
	Specialty Retail – 0.3%
41,000	Best Buy Co., Inc.	859,360
	Tobacco – 0.7%
19,500	Philip Morris International	1,701,570
	Wireless Telecommunication Services – 1.0%
85,000	Vodafone Group PLC, Sponsored ADR	2,395,300
	Total Common Stocks (cost $79,918,020)	81,414,107

Nuveen Investments

Shares	Description (1)	Value
	Real Estate Investment Trust Common Stocks – 37.3% (26.0% of Total Investments)
	Diversified – 2.9%
160,600	Colonial Properties Trust	$3,555,684
40,100	Vornado Realty Trust	3,367,598
	Total Diversified	6,923,282
	Hotels, Restaurants & Leisure – 2.9%
225,442	Host Hotels & Resorts Inc.	3,566,492
63,000	Starwood Hotels & Resorts Worldwide, Inc.	3,341,520
	Total Hotels, Restaurants & Leisure	6,908,012
	Industrial – 1.4%
101,748	Prologis Inc.	3,381,086
	Mortgage – 0.3%
56,000	Redwood Trust Inc.	698,880
	Office – 7.5%
185,600	BioMed Realty Trust Inc.	3,467,008
32,550	Boston Properties, Inc.	3,527,444
148,600	Corporate Office Properties	3,493,586
125,550	Mack-Cali Realty Corporation	3,649,739
47,700	SL Green Realty Corporation	3,827,448
	Total Office	17,965,225
	Residential – 7.3%
130,826	Apartment Investment & Management Company, Class A	3,536,227
24,875	AvalonBay Communities, Inc.	3,519,315
68,450	BRE Properties, Inc.	3,423,869
56,900	Equity Residential	3,548,284
135,950	UDR Inc.	3,512,948
	Total Residential	17,540,643
	Retail – 7.5%
35,500	Federal Realty Investment Trust	3,695,195
206,360	General Growth Properties Inc.	3,733,052
56,541	Macerich Company	3,338,746
77,500	Regency Centers Corporation	3,686,675
22,435	Simon Property Group, Inc.	3,492,232
	Total Retail	17,945,900
	Specialized – 7.5%
114,600	Extra Space Storage Inc.	3,506,760
82,100	HCP, Inc.	3,624,715
60,900	Health Care REIT, Inc.	3,550,470
25,224	Public Storage, Inc.	3,642,598
58,900	Ventas Inc.	3,717,768
	Total Specialized	18,042,311
	Total Real Estate Investment Trust Common Stocks (cost $63,148,016)	89,405,339

Shares	Description (1)	Coupon	Value
	Real Estate Investment Trust Preferred Stocks – 1.8% (1.3% of Total Investments)
	Residential – 1.8%
168,000	Equity Lifestyle Properties Inc.	8.034%	$4,394,880
	Total Real Estate Investment Trust Preferred Stocks (cost $4,265,280)		4,394,880

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Shares	Description (1)	Coupon		Ratings (3)	Value
	Capital Preferred Securities – 0.7% (0.5% of Total Investments)
	Food Products – 0.7%
15	HJ Heinz Finance Company, 144A	8.000%		BBB-	$1,609,688
	Total Capital Preferred Securities (cost $1,310,000)				1,609,688
Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (4)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 32.5% (22.8% of Total Investments) (5)
	Auto Components – 1.2%
$1,307	Federal-Mogul Corporation, Tranche B, Term Loan	2.180%	12/29/14	Ba3	$1,247,027
667	Federal-Mogul Corporation, Tranche C, Term Loan	2.180%	12/28/15	Ba3	636,238
1,000	Goodyear Tire & Rubber Company, Term Loan, Second Lien	4.750%	4/30/19	Ba1	978,750
2,974	Total Auto Components				2,862,015
	Biotechnology – 0.4%
890	Grifols, Inc., Term Loan	4.500%	6/01/17	BB	883,125
	Building Products – 0.4%
931	Goodman Global Inc., Term Loan	5.750%	10/28/16	B+	932,230
	Chemicals – 1.0%
1,362	Ashland, Inc., Term Loan	3.750%	8/23/18	Baa3	1,365,647
985	Univar, Inc., Term Loan	5.000%	6/30/17	B+	967,147
2,347	Total Chemicals				2,332,794
	Commercial Services & Supplies – 0.4%
990	KAR Auction Services, Inc., Term Loan	5.000%	5/19/17	BB-	992,970
	Communications Equipment – 1.1%
858	Intelsat, Term Loan	5.250%	4/02/18	BB-	855,315
1,964	Avaya, Inc., Term Loan	3.220%	10/27/14	B1	1,854,335
2,822	Total Communications Equipment				2,709,650
	Consumer Finance – 0.3%
750	Springleaf Financial Funding Company, Term Loan	5.500%	5/10/17	B3	708,214
	Containers & Packaging – 1.0%
851	Reynolds Group Holdings, Inc., Add on Term Loan	6.500%	8/09/18	BB-	857,507
1,050	Reynolds Group Holdings, Inc., US Term Loan	6.500%	2/09/18	BB	1,058,647
461	Sealed Air Corporation, Term Loan	4.750%	10/03/18	Ba1	464,231
2,362	Total Containers & Packaging				2,380,385
	Diversified Financial Services – 0.2%
461	Pinafore LLC, Term Loan	4.250%	9/29/16	BB	461,698
	Electric Utilities – 0.6%
2,312	TXU Corporation, 2014 Term Loan	3.740%	10/10/14	B2	1,456,339
	Electrical Equipment – 0.3%
396	Sensata Technologies B.V., Term Loan	4.000%	5/12/18	BB+	393,896
296	Sensus Metering Systems, Inc., Term Loan, First Lien	4.750%	5/09/17	Ba3	295,263
692	Total Electrical Equipment				689,159
	Food Products – 1.3%
1,320	Michael Foods Group, Inc., Term Loan	4.250%	2/25/18	B+	1,317,868
1,964	US Foodservice, Term Loan B	2.740%	3/31/17	B	1,902,454
3,284	Total Food Products				3,220,322

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (4)	Ratings (3)	Value
	Health Care Equipment & Supplies – 0.6%
$1,493	Chiron Merger Sub, Inc., Term Loan	7.000%	5/04/18	Ba2	$1,505,932
	Health Care Providers & Services – 4.5%
1,027	Community Health Systems, Inc., Term Loan	2.580%	7/25/14	BB	1,013,417
1,970	DaVita, Inc., Tranche B, Term Loan	4.500%	10/20/16	BB	1,979,850
995	Emdeon Business Services LLC, Term Loan B1	5.000%	11/02/18	BB-	996,095
1,980	Golden Living, Term Loan	5.000%	5/04/18	B+	1,885,495
76	HCA, Inc., Tranche B2, Term Loan	3.710%	3/31/17	BB	73,919
910	Kindred Healthcare, Term Loan	5.250%	6/01/18	Ba3	868,093
870	MultiPlan, Inc., Term Loan B	4.750%	8/26/17	Ba3	859,446
1,417	United Surgical Partners International, Inc., Extended Term Loan	5.250%	4/19/17	B1	1,403,314
1,810	Universal Health Services, Inc., Term Loan B	3.750%	11/15/16	BB+	1,787,864
11,055	Total Health Care Providers & Services				10,867,493
	Hotels, Restaurants & Leisure – 3.6%
1,960	24 Hour Fitness Worldwide, Inc., New Term Loan	7.500%	4/22/16	Ba3	1,962,450
183	Venetian Casino Resort LLC, Delayed Term Loan	2.750%	11/23/16	BBB-	178,236
580	Venetian Casino Resort LLC, Tranche B, Term Loan	2.750%	11/23/16	BBB-	564,413
1,398	Dunkin Brands, Inc., Term Loan B2	4.000%	11/23/17	B	1,381,354
83	OSI Restaurant Partners LLC, Revolver	0.060%	6/14/13	BB-	82,054
840	OSI Restaurant Partners LLC, Term Loan	2.560%	6/14/14	BB-	826,982
2,041	Seaworld Parks and Entertainment, Inc., Term Loan B	4.000%	8/17/17	BB-	2,031,710
1,500	Six Flags Theme Parks, Inc., Term Loan B	4.250%	12/20/18	BB+	1,491,825
8,585	Total Hotels, Restaurants & Leisure				8,519,024
	Industrial Conglomerates – 1.2%
2,970	U.S. Foodservice, Inc., Term Loan, First Lien	5.750%	3/31/17	B-	2,866,980
	Internet & Catalog Retail – 0.3%
706	Burlington Coat Factory Warehouse Corporation, Term Loan B1	5.500%	2/23/17	B	704,016
	Internet Software & Services – 0.3%
629	Go Daddy Operating Co., LLC, Term Loan, Tranche B1	5.500%	12/17/18	Ba3	621,040
	IT Services – 0.8%
490	SunGard Data Systems, Inc., Term Loan B	1.990%	2/28/14	BB	489,261
1,247	First Data Corporation, Extended Term Loan B	5.250%	3/24/17	B+	1,189,606
362	Frac Tech International LLC, Term Loan	6.250%	5/06/16	B+	331,591
2,099	Total IT Services				2,010,458
	Leisure Equipment & Products – 0.6%
1,339	Cedar Fair LP, Term Loan	4.000%	12/15/17	BB	1,338,291
	Media – 4.1%
750	Emmis Operating Company, Term Loan	4.460%	11/01/13	B2	723,765
541	Nielsen Finance LLC, Term Loan C	3.490%	5/02/16	Ba2	537,666
1,956	Univision Communications, Inc., Term Loan	4.500%	3/31/17	B+	1,847,773
1,000	UPC Broadband Holding BV, Term Loan N	3.740%	12/31/17	Ba3	982,500
1,515	Yell Group PLC, Term Loan	4.000%	7/31/14	N/R	428,073
617	Bresnan Broadband Holdings LLC, Term Loan B	4.500%	12/14/17	BB+	612,556
998	Cequel Communications LLC, Term Loan	4.000%	2/14/19	Ba2	978,797
995	Cumulus Media, Inc., Term Loan, First Lien	5.750%	9/17/18	Ba2	994,717
750	Cumulus Media, Inc., Term Loan, Second Lien	7.500%	3/18/19	B2	751,875
1,246	Interactive Data Corporation, Term Loan B	4.500%	2/11/18	Ba3	1,228,277
463	Knology, Inc., Term Loan	4.000%	8/18/17	B+	462,142
575	SuperMedia, Term Loan	11.000%	12/31/15	Caa3	328,275
11,406	Total Media				9,876,416

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (4)	Ratings (3)	Value
	Multiline Retail – 0.4%
$933	Bass Pro Group LLC, Term Loan B	5.250%	6/13/17	BB-	$935,311
	Oil, Gas & Consumable Fuels – 0.7%
500	El Paso Corporation, Term Loan	6.500%	5/24/18	BB-	505,500
1,290	Energy Transfer Partners LP, Term Loan B	3.750%	3/23/17	BB	1,265,352
1,790	Total Oil, Gas & Consumable Fuels				1,770,852
	Personal Products – 0.3%
806	NBTY, Inc., Term Loan B1	4.250%	10/01/17	BB-	804,115
	Pharmaceuticals – 2.4%
500	Bausch & Lomb, Inc., Delayed Draw, Term Loan	4.750%	11/10/15	B+	498,750
1,500	Bausch & Lomb, Inc., Term Loan B	5.250%	5/17/19	B+	1,493,438
1,995	Valeant Pharmaceuticals, Term Loan B, First Lien	4.750%	2/01/19	BBB-	1,963,579
877	Warner Chilcott Corporation, Term Loan B1	4.250%	3/17/18	BBB-	874,622
439	Warner Chilcott Corporation, Term Loan B2	4.250%	3/17/18	BBB-	437,311
603	Warner Chilcott Corporation, Term Loan B3	4.250%	3/17/18	BBB-	601,302
5,914	Total Pharmaceuticals				5,869,002
	Real Estate Investment Trust – 0.2%
431	iStar Financial, Inc., Term Loan, Tranche A1	5.000%	6/28/13	BB-	430,238
	Real Estate Management & Development – 0.5%
927	Capital Automotive LP, Tranche B	5.250%	3/11/17	Ba3	916,100
394	LNR Property Corporation, Term Loan	4.750%	4/29/16	BB+	393,750
1,321	Total Real Estate Management & Development				1,309,850
	Road & Rail – 0.3%
634	Swift Transportation Company, Inc., Term Loan, Tranche B2	5.000%	12/21/17	BB	636,480
	Semiconductors & Equipment – 0.8%
981	Freescale Semiconductor, Inc., Term Loan, Tranche B1	4.490%	12/01/16	B1	929,579
988	NXP Semiconductor LLC, Term Loan	4.500%	3/03/17	B-	975,773
1,969	Total Semiconductors & Equipment				1,905,352
	Software – 1.4%
900	Datatel Parent Corp, Term Loan B	6.250%	7/19/18	B+	907,217
875	Infor Enterprise Applications, Term Loan	6.250%	4/05/18	Ba3	880,521
1,359	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Funded Term Loan B1	5.000%	6/08/19	BB-	1,355,552
141	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Funded Term Loan B2	5.000%	6/08/19	BB-	140,230
3,275	Total Software				3,283,520
	Specialty Retail – 1.3%
990	J Crew Group, Term Loan	4.750%	3/07/18	B1	976,738
1,777	Jo-Ann Stores, Inc., Term Loan	4.750%	3/16/18	B+	1,759,463
486	Pilot Travel Centers LLC, Term Loan	4.250%	3/30/18	BBB-	486,493
3,253	Total Specialty Retail				3,222,694
$81,423	Total Variable Rate Senior Loan Interests (cost $80,816,181)				78,105,965

Nuveen Investments

Principal Amount (000) (7)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Emerging Markets Debt and Foreign Corporate Bonds – 32.2% (22.6% of Total Investments)
	Argentina – 0.6%
$130	City of Buenos Aires, Argentina, 144A	12.500%	4/06/15	B2	$109,850
307	Republic of Argentina	8.280%	12/31/33	B	200,938
385	Republic of Argentina	8.280%	12/31/33	B-	243,779
1,920	Republic of Argentina	2.500%	12/31/38	B	619,200
451	Republic of Argentina	2.260%	12/31/38	B	151,927
	Total Argentina				1,325,694
	Azerbaijan – 0.2%
465	Azerbaijan State Oil Company, Reg S	5.450%	2/09/17	BBB-	477,206
	Brazil – 2.9%
170	Banco Do Brasil, Reg S	8.500%	12/31/49	Baa1	195,288
325	Vale Overseas Limited	6.875%	11/10/39	A-	379,723
140	BM&FBovespa SA, Reg S	5.500%	7/16/20	BBB+	148,400
255	Banco do Nordeste do Brasil, 144A	3.625%	11/09/15	BBB	257,550
200	OGX Austria GmbH, 144A	8.375%	4/01/22	B1	172,500
215	Rearden G Holdings	7.875%	3/30/20	BB	226,825
36	Brazil Notas do Tesouro Nacional	6.000%	5/15/15	Baa2	414,357
191	Fibria Overseas Finance, 144A	7.500%	5/04/20	Ba1	197,685
480	Federative Republic of Brazil	10.125%	5/15/27	BBB	819,600
396	Federative Republic of Brazil	8.250%	1/20/34	BBB	621,720
345	Federative Republic of Brazil	7.125%	1/20/37	BBB	497,663
115	Federative Republic of Brazil	5.625%	1/07/41	BBB	141,048
695	Companhia Energetica de Sao Paulo, 144A	9.750%	1/15/15	Ba1	518,613
295	Globo Comunicacao Participacoes, SA, 144A	5.307%	5/11/22	BBB	312,700
120	Globo Comunicacao Participacoes, SA, 144A	6.250%	7/20/50	BBB+	128,076
294	Telemar Norte Leste SA, 144A	5.500%	10/23/20	Baa2	299,880
300	Centrais Eletricas Brasileiras S.A, 144A	5.750%	10/27/21	BBB	327,900
525	Petrobras International Finance Company	7.875%	3/15/19	A3	638,582
220	Petrobras International Finance Company	5.750%	1/20/20	A3	240,653
240	Petrobras International Finance Company	6.750%	1/27/41	A3	281,516
150	Fibria Overseas Finance, 144A	6.750%	3/03/21	Ba1	149,700
	Total Brazil				6,969,979
	Canada – 0.2%
431	Pacific Rubiales Energy Corporation, 144A	7.250%	12/12/21	BB	467,635
	Chile – 1.2%
150	Banco del Estado Chile, 144A	3.875%	2/08/22	Aa3	152,573
195	E-CL S.A, 144A	5.625%	1/15/21	BBB-	211,397
55	Empresa Nacional del Petroleo, 144A	4.875%	3/15/14	A	57,486
225	Empresa Nacional del Petroleo, 144A	6.250%	7/08/19	A	255,527
395	Empresa Nacional del Petroleo, 144A	4.750%	12/06/21	A	412,683
305	Coporacion Nacional del Cobre de Chile, Reg S	3.875%	11/03/21	A1	320,825
640	Coporacion Nacional del Cobre de Chile, Reg S	3.750%	11/04/20	A1	667,446
420	Corporacion Nacional del Cobre, 144A	3.750%	11/04/20	A1	438,012
290	Corporacion Nacional del Cobre, 144A	3.875%	11/03/21	A1	305,047
	Total Chile				2,820,996
	China – 0.2%
205	ENN Energy Holdings Limited, 144A	6.000%	5/13/21	BBB	206,240
255	Sinopec Group Overseas Development 2012, 144A	3.900%	5/17/22	Aa3	265,821
	Total China				472,061

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		Colombia – 1.3%
$395		Bancolombia SA	6.125%	7/26/20	Baa3	$416,725
708,000	COP	Republic of Colombia	12.000%	10/22/15	BBB-	491,874
160		Republic of Colombia	7.375%	3/18/19	BBB-	209,200
420		Republic of Colombia	11.750%	2/25/20	BBB-	672,000
420,000	COP	Republic of Colombia	7.750%	4/14/21	BBB-	292,897
175,000	COP	Republic of Colombia	9.850%	6/28/27	BBB-	148,207
535		Republic of Colombia	10.375%	1/28/33	BBB-	948,288
		Total Colombia				3,179,191
		Cote d'Ivoire (Ivory Coast) – 0.3%
905		Ivory Coast Republic, Reg S	3.750%	12/31/32	D	669,700
		Croatia – 0.4%
130		Republic of Croatia, 144A	6.625%	7/14/20	BBB-	129,212
305		Republic of Croatia, Reg S	6.375%	3/24/21	BBB-	298,138
280		Republic of Croatia, 144A	6.250%	4/27/17	BBB-	279,246
230		Republic of Croatia, Reg S	5.375%	11/29/19	BBB-	230,856
		Total Croatia				937,452
		Dominican Republic – 0.3%
623		Dominican Republic, Reg S	9.040%	1/23/18	B+	694,641
		El Salvador – 0.5%
345		Republic of El Salvador, Reg S	7.375%	12/01/19	Ba2	380,708
481		Republic of El Salvador, Reg S	7.750%	1/24/23	Ba2	530,784
75		Republic of El Salvador, Reg S	7.625%	9/21/34	Ba2	82,688
260		Republic of El Salvador, Reg S	7.625%	2/01/41	Ba2	273,390
30		Republic of El Salvador, Reg S	8.250%	4/10/32	Ba2	33,450
		Total El Salvador				1,301,020
		Georgia – 0.1%
225		Georgian Railway LLC, 144A, WI/DD	7.750%	7/11/22	BB-	224,685
		Guatemala – 0.1%
245		Republic of Guatemala, 144A	5.750%	6/06/22	Ba1	254,800
		Hungary – 0.8%
20	EUR	Republic of Hungary, Government Bond	4.375%	7/04/17	BB+	22,306
90	EUR	Republic of Hungary, Government Bond	5.750%	6/11/18	BB+	104,931
530		Republic of Hungary, Government Bond	6.250%	1/29/20	BB+	516,480
205	EUR	Republic of Hungary, Government Bond	3.875%	2/24/20	BB+	210,525
46		Republic of Hungary, Government Bond	6.375%	3/29/21	BB+	44,804
940		Republic of Hungary, Government Bond	7.625%	3/29/41	BB+	918,850
		Total Hungary				1,817,896
		Iceland – 0.1%
231		Republic of Iceland, Treasury Obligations, 144A	5.875%	5/11/22	BBB-	224,019
		India – 0.2%
285		Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB	284,983
245		Vedanta Resources PLC, 144A	8.250%	6/07/21	BB	228,463
		Total India				513,446

Nuveen Investments

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		Indonesia – 2.7%
$200		Perusahaan Listrik Negaraa PT, Reg S	5.500%	11/22/21	Baa3	$209,000
680		Majapahit Holdings BV, Reg S	7.750%	10/17/16	Baa3	776,900
185		Majapahit Holdings BV, Reg S	8.000%	8/07/19	Baa3	222,000
620		Republic of Indonesia, Reg S	6.750%	3/10/14	Baa3	663,400
590		Republic of Indonesia, Reg S	10.375%	5/04/14	Baa3	673,338
520		Republic of Indonesia, Reg S	7.250%	4/20/15	Baa3	583,050
615		Republic of Indonesia, Reg S	7.500%	1/15/16	Baa3	710,325
165		Republic of Indonesia, Reg S	6.875%	1/17/18	Baa3	195,113
510		Republic of Indonesia, Reg S	11.625%	3/04/19	Baa3	752,250
585		Republic of Indonesia, Reg S	4.875%	5/05/21	Baa3	637,650
125		Republic of Indonesia, Reg S	6.625%	2/17/37	Baa3	154,063
707		Republic of Indonesia, Reg S	7.750%	1/17/38	Baa3	972,125
		Total Indonesia				6,549,214
		Kazakhstan – 1.6%
375		Kazakhstan Temir Zholy JSC	7.000%	5/13/16	BBB-	410,625
435		Kazmunaygas National, Reg S	11.750%	1/23/15	BBB-	517,628
430		KazMuniaGaz Finance Subsidiary, 144A	11.750%	1/23/15	BBB-	511,679
265		KazMuniaGaz Finance Subsidiary, 144A	9.125%	7/02/18	BBB-	327,938
505		KazMuniaGaz Finance Subsidiary, Reg S	9.125%	7/02/18	BBB-	624,938
450		Kazakhstan Development Bank, Reg S	5.500%	12/20/15	BBB+	468,563
225		Kazatomprom, Reg S	6.250%	5/20/15	Baa3	237,375
107		Tengizchevroil LLP, 144A	6.124%	11/15/14	Baa2	111,675
330		Kazakhstan Development Bank	6.500%	6/03/20	BBB+	330,528
		Total Kazakhstan				3,540,949
		Latvia – 0.2%
520		Latvia Republic, 144A	5.250%	2/22/17	BBB-	536,900
		Lithuania – 0.8%
175		Republic of Lithuania, 144A	7.375%	2/11/20	Baa1	206,458
145		Republic of Lithuania, 144A	6.125%	3/09/21	Baa1	159,500
670		Republic of Lithuania, 144A	6.625%	2/01/22	Baa1	767,150
460		Republic of Lithuania, Reg S	7.375%	2/11/20	Baa1	542,690
315		Republic of Lithuania, Reg S	6.125%	3/09/21	Baa1	346,500
		Total Lithuania				2,022,298
		Malaysia – 0.9%
765		Pertoliam Nasional Berhad, Reg S	5.625%	3/15/16	A-	853,735
565		Petronas Capital Limited, 144A	5.250%	8/12/19	A1	649,269
560		Petronas Capital Limited, Reg S	5.250%	8/12/19	A1	643,523
		Total Malaysia				2,146,527
		Mexico – 2.4%
435		Pemex Project Funding Master Trust	6.625%	6/15/35	Baa1	517,650
8,660	MXN	Mexico Bonos de DeSarrollo	8.000%	6/11/20	A-	766,658
9,000	MXN	Mexico Bonos de DeSarrollo	6.500%	6/10/21	A-	729,705
85		United Mexican States	5.875%	1/15/14	Baa1	90,780
816		United Mexican States	5.875%	2/17/14	Baa1	874,344
272		United Mexican States	5.625%	1/15/17	Baa1	316,540
458		United Mexican States	5.750%	10/12/00	Baa1	520,975
196		America Movil S.A. de C.V.	6.125%	3/30/40	A2	241,241
713		Petroleos Mexicanos, 144A	5.500%	6/27/44	A-	729,043
405		Petroleos Mexicanos	6.500%	6/02/41	Baa1	472,838
550		Comision Federal de Electricidad of the United States of Mexcio, 144A	5.750%	2/14/42	Baa1	577,500
		Total Mexico				5,837,274

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (3)	Value
		Panama – 0.5%
$180		AES Panama, Reg S	6.350%	12/21/16	BBB-	$193,500
30		Republic of Panama	7.250%	3/15/15	BBB	34,275
620		Republic of Panama	8.875%	9/30/27	BBB	961,000
45		Republic of Panama	9.375%	4/01/29	BBB-	73,575
		Total Panama				1,262,350
		Peru – 1.0%
249	PEN	Republic of Peru, Reg S, GDR	7.840%	8/12/20	BBB+	110,763
590		Republic of Peru	8.375%	5/03/16	BBB	728,650
140		Republic of Peru	7.125%	3/30/19	BBB	179,900
565		Republic of Peru	8.750%	11/21/33	BBB	926,600
445		Republic of Peru	5.625%	11/18/50	BBB	539,562
		Total Peru				2,485,475
		Philipines – 1.3%
230		Republic of the Philippines	9.875%	1/15/19	BB+	325,450
270		Republic of the Philippines	10.625%	3/16/25	BB+	446,175
250		Republic of the Philippines	9.500%	2/02/30	BB+	405,313
190		Republic of the Philippines	7.750%	1/14/31	BB	270,275
860		Republic of the Philippines	6.375%	1/15/32	BB+	1,085,750
380		National Power Corporation	9.625%	5/15/28	BB+	530,099
		Total Philipines				3,063,062
		Poland – 1.0%
95		Republic of Poland	3.875%	7/16/15	A2	100,301
920		Republic of Poland	6.375%	7/15/19	A2	1,083,613
425		Republic of Poland	5.125%	4/21/21	A2	469,838
620		Republic of Poland	5.000%	3/23/22	A2	676,729
		Total Poland				2,330,481
		Qatar – 0.6%
567		State of Qatar, Reg S	4.000%	1/20/15	AA	597,335
215		State of Qatar, Reg S	5.250%	1/20/20	AA	247,895
290		State of Qatar, Reg S	6.400%	1/20/40	AA	369,025
282		Nakilat, Inc., Reg S	6.067%	12/31/33	AA-	313,724
		Total Qatar				1,527,979
		Romania – 0.2%
390		Republic of Romania, 144A	6.750%	2/07/22	Baa3	406,575
		Russia – 2.8%
195		RZD Capital Limited, Russian Railways	5.739%	4/03/17	Baa1	208,149
290		Alrosa Finance SA, 144A	7.750%	11/03/20	BB-	303,708
400		Russian Federation, Reg S	3.250%	4/04/17	Baa1	402,496
400		Russian Federation, 144A	5.625%	4/04/42	Baa1	427,920
400		Russian Federation, Reg S	3.625%	4/29/15	Baa1	413,788
180		Russian Federation, Reg S	11.000%	7/24/18	Baa1	252,000
1,800		Russian Federation, Reg S	5.000%	4/29/20	Baa1	1,957,500
576		Russian Federation, Reg S	7.500%	3/31/30	Baa1	691,324
395		Russian Ministry of Finance, Reg S	12.750%	6/24/28	Baa1	710,013
570		Sberbank of Russia Loan	5.717%	6/16/21	A3	581,360
270		Vnesheconombank, Reg S	6.315%	2/22/18	Baa1	274,574
200		VTB Capital SA, Reg S	6.875%	5/29/18	Baa1	209,750
265		VTB Capital SA, Reg S	6.551%	10/13/20	Baa1	266,655
		Total Russia				6,699,237

Nuveen Investments

Principal Amount (000) (7)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Serbia – 0.1%
$265	Republic of Serbia, 144A	7.250%	9/28/21	BB	$272,288
	Senegal – 0.2%
400	Republic of Senegal, Reg S	8.750%	5/13/21	B+	440,000
	Slovakia – 0.2%
550	Slovakia Government, 144A	4.375%	5/21/22	A+	541,749
	South Africa – 0.6%
200	Esckom Holdings Limited, Reg S	5.750%	1/26/21	A	218,750
335	Transnet Limited, 144A	4.500%	2/10/16	A3	349,251
710	Republic of South Africa	6.875%	5/27/19	A3	871,524
	Total South Africa				1,439,525
	South Korea – 0.1%
135	Korea Development Bank	8.000%	1/23/14	A1	147,284
140	Republic of Korea	5.750%	4/16/14	A1	150,764
	Total South Korea				298,048
	Sri Lanka – 0.3%
170	Republic of Sri Lanka, 144A	6.250%	10/04/20	BB-	174,250
200	Republic of Sri Lanka, 144A	6.250%	7/27/21	BB-	201,170
175	Republic of Sri Lanka, Reg S	6.250%	10/04/20	BB-	179,375
200	Republic of Sri Lanka, Reg S	6.250%	7/27/21	BB-	201,169
	Total Sri Lanka				755,964
	Turkey – 1.6%
275	Republic of Turkey, Government Bond	7.250%	3/15/15	BB+	302,844
775	Republic of Turkey, Government Bond	7.000%	9/26/16	BB+	876,525
321	Republic of Turkey, Government Bond	7.500%	7/14/17	BB+	374,366
185	Republic of Turkey, Government Bond	6.750%	4/03/18	BBB-	210,438
700	Republic of Turkey, Government Bond	5.125%	3/25/22	BB+	728,875
825	Republic of Turkey, Government Bond	6.250%	9/26/22	BB+	934,313
260	Republic of Turkey, Government Bond	6.875%	3/17/36	BB+	305,239
	Total Turkey				3,732,600
	Ukraine – 1.0%
210	Naftogaz Ukraine	9.500%	9/30/14	B	201,338
100	Republic of Ukraine, 144A	6.875%	9/23/15	B+	92,500
660	Republic of Ukraine, 144A	6.250%	6/17/16	B+	590,700
200	Republic of Ukraine, Reg S	6.875%	9/23/15	B+	185,000
170	Republic of Ukraine, Reg S	6.580%	11/21/16	B+	152,150
405	Republic of Ukraine, Reg S	6.750%	11/14/17	B+	359,802
580	Republic of Ukraine, Reg S	7.750%	9/23/20	B+	525,480
225	Republic of Ukraine, Reg S	7.950%	2/23/21	B+	205,199
	Total Ukraine				2,312,169
	United Arab Emirates – 0.5%
100	Emirate of Abu Dhabi, Reg S	6.750%	4/08/19	AA	125,625
430	Dolphin Energy Limited, 144A	5.500%	12/15/21	A1	478,934
242	Dubai Electricity and Water Authority, 144A	7.375%	10/21/20	BBB-	264,990
264	Waha Aerospace BV, 144A	3.925%	7/28/20	AA	274,570
	Total United Arab Emirates				1,144,119

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Principal Amount (000) (7)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Uruguay – 0.8%
$596	Republic of Uruguay	7.875%	1/15/33	BBB-	$863,070
767	Republic of Uruguay	7.625%	3/21/36	BBB-	1,103,979
	Total Uruguay				1,967,049
	Venezuela – 1.4%
690	Republic of Venezuela, Reg S	8.250%	10/13/24	B+	498,525
540	Republic of Venezuela, Reg S	9.250%	5/07/28	B+	410,400
490	Republic of Venezuela, Reg S	11.750%	10/21/26	B+	434,875
220	Republic of Venezuela, Reg S	11.950%	8/05/31	B+	195,800
775	Petroleos de Venezuela SA, Reg S	8.500%	11/02/17	B+	629,688
845	Petroleos de Venezuela SA, Reg S	9.000%	11/17/21	B+	614,315
255	Petroleos de Venezuela SA, Reg S	5.250%	4/12/17	B+	180,836
475	Petroleos de Venezuela SA, 144A	8.500%	11/02/17	B+	385,937
	Total Venezuela				3,350,376
	Total Emerging Markets Debt and Foreign Corporate Bonds (cost $72,306,111)				77,012,629
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 4.3% (3.0% of Total Investments)
$8,455	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/12, repurchase price $8,454,797, collateralized by $7,895,000 U.S. Treasury Notes, 2.750%, due 11/30/16, value $8,625,288	0.010%	7/02/12		$8,454,790
1,827	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/29/12, repurchase price $1,826,557, collateralized by $1,845,000 U.S. Treasury Notes, 0.875%, due 12/31/16, value $1,868,018	0.010%	7/02/12		1,826,555
$10,282	Total Short-Term Investments (cost $10,281,345)				10,281,345
	Total Investments (cost $312,044,953) – 142.7%				342,223,953
	Borrowings – (40.8)% (9)				(97,800,000)
	Other Assets Less Liabilities – (1.9)% (10)				(4,538,689)
	Net Assets Applicable to Common Shares – 100%				$239,885,264

Investments in Derivatives at June 30, 2012

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (11)	Expiration Date	Strike Price	Value (10)
(151)	Barrick Gold Corporation	$(679,500)	7/21/12	$45.0	$(604)
(376)	Ingersoll Rand PLC	(1,616,800)	9/22/12	43.0	(76,140)
(650)	Interpublic Group of Companies Inc.	(780,000)	7/21/12	12.0	(3,250)
(1,351)	Talisman Energy Inc.	(1,621,200)	10/20/12	12.0	(111,458)
(280)	Time Warner Inc.	(1,064,000)	8/18/12	38.0	(42,560)
(357)	Viacom Inc.	(1,785,000)	7/21/12	50.0	(5,355)
(3,165)	Total Call Options Written (premium received $309,016)	$(7,546,500)			$(239,367)

Nuveen Investments

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars) (10)
Royal Bank of Canada	Brazilian Real	1,532,000	U.S. Dollar	755,983	9/05/12	$2,344
UBS	Colombian Peso	849,658,000	U.S. Dollar	468,777	9/19/12	(1,876)
UBS	Colombian Peso	849,659,000	U.S. Dollar	470,986	9/19/12	333
Barclays Bank PLC	Euro	354,000	U.S. Dollar	446,703	9/19/12	(1,617)
HSBC	Mexican Peso	11,408,000	U.S. Dollar	808,591	9/19/12	(40,245)
Credit Suisse	Peruvian Nouveau Sol	240,000	U.S. Dollar	89,326	9/19/12	(199)
UBS	South Korean Won	238,175,000	U.S. Dollar	203,743	9/19/12	(3,191)
JPMorgan Chase	South Korean Won	238,175,000	U.S. Dollar	204,083	9/19/12	(2,850)
Standard Chartered Bank	Yuan Renminbi	4,515,000	U.S. Dollar	709,237	9/27/12	(867)
Goldman Sachs International	U.S. Dollar	225,096	Brazilian Real	470,000	9/05/12	6,112
Barclays Bank PLC	U.S. Dollar	101,738	Malaysian Ringgit	322,000	9/19/12	(42)
Barclays Bank PLC	U.S. Dollar	101,381	Malaysian Ringgit	323,000	9/19/12	630
JPMorgan Chase	U.S. Dollar	63,958	Mexican Peso	904,000	9/19/12	3,306
JPMorgan Chase	U.S. Dollar	132,372	Mexican Peso	1,836,000	9/19/12	4,239
JPMorgan Chase	U.S. Dollar	101,741	South Korean Won	119,088,000	9/19/12	1,726
JPMorgan Chase	U.S. Dollar	304,935	South Korean Won	357,262,000	9/19/12	5,464
UBS	U.S. Dollar	203,330	Thailand Baht	6,435,000	9/19/12	(1,691)
JPMorgan Chase	U.S. Dollar	203,350	Thailand Baht	6,435,000	9/19/12	(1,710)
JPMorgan Chase	U.S. Dollar	712,033	Yuan Renminbi	4,515,000	9/27/12	(1,929)
						$(32,063)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (10)
JPMorgan	$19,950,000	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/14	$(290,924)
Morgan Stanley	19,950,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/16	(1,094,481)
							$(1,385,405)

*  Annualized.

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (5)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a Senior Loan.

  (6)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (7)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

  (8)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investment in derivatives.

  (9)  Borrowings as a percentage of Total Investments is 28.6%.

  (10)  Other Assets Less Liabilities includes the Value and/or the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at June 30, 2012.

  (11)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  N/R  Not rated.

  WI/DD  Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  ADR  American Depositary Receipt.

  GDR  Global Depositary Receipt.

  Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

  COP  Columbian Peso

  EUR  Euro

  MXN  Mexican Peso

  PEN  Peruvian Nuevo Sol

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

June 30, 2012 (Unaudited)

Assets
Investments, at value (cost $312,044,953)	$342,223,953
Unrealized appreciation on forward foreign currency exchange contracts	24,154
Receivables:
Dividends	427,215
Interest	1,772,121
Investments sold	1,049,304
Matured senior loans	223,147
Reclaims	29,424
Other assets	157,013
Total assets	345,906,331
Liabilities
Borrowings	97,800,000
Call options written, at value (premiums received $309,016)	239,367
Unrealized depreciation on:
Forward foreign currency exchange contracts	56,217
Interest rate swaps	1,385,405
Payables:
Common share dividends	4,913,901
Investments purchased	819,528
Unfunded senior loans	287,500
Accrued expenses:
Interest on borrowings	80,248
Management fees	237,380
Other	201,521
Total liabilities	106,021,067
Net assets applicable to Common shares	$239,885,264
Common shares outstanding	19,937,697
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$12.03
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$199,377
Paid-in surplus	261,926,831
Undistributed (Over-distribution of) net investment income	(5,842,559)
Accumulated net realized gain (loss)	(45,229,458)
Net unrealized appreciation (depreciation)	28,831,073
Net assets applicable to Common shares	$239,885,264
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $51,788)	$2,520,501
Interest	4,355,080
Other	29,369
Total investment income	6,904,950
Expenses
Management fees	1,469,390
Interest expense on borrowings	609,568
Shareholders' servicing agent fees and expenses	1,084
Custodian's fees and expenses	91,727
Trustees' fees and expenses	5,059
Professional fees	17,903
Shareholders' reports — printing and mailing expenses	47,505
Stock exchange listing fees	4,203
Investor relations expense	33,245
Other expenses	14,202
Total expenses before custodian fee credit	2,293,886
Custodian fee credit	(98)
Net expenses	2,293,788
Net investment income (loss)	4,611,162
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	3,633,576
Call options written	263,312
Forward foreign currency exchange contracts	(87,224)
Interest rate swaps	(277,224)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	15,171,004
Call options written	4,955
Forward foreign currency exchange contracts	(29,453)
Interest rate swaps	(137,583)
Net realized and unrealized gain (loss)	18,541,363
Net increase (decrease) in net assets applicable to Common shares from operations	$23,152,525

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Six Months Ended 6/30/12	Year Ended 12/31/11
Operations
Net investment income (loss)	$4,611,162	$8,838,830
Net realized gain (loss) from:
Investments and foreign currency	3,633,576	13,621,340
Call options written	263,312	755,913
Forward foreign currency exchange contracts	(87,224)	109,254
Interest rate swaps	(277,224)	(440,705)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	15,171,004	(19,322,513)
Call options written	4,955	158,532
Forward foreign currency exchange contracts	(29,453)	(36,364)
Interest rate swaps	(137,583)	(1,247,822)
Net increase (decrease) in net assets applicable to Common shares from operations	23,152,525	2,436,465
Distributions to Common Shareholders
From and in excess of net investment income	(9,968,848)	—
From net investment income	—	(19,950,258)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(9,968,848)	(19,950,258)
Capital Share Transactions
Common shares repurchased and retired	—	(246,094)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	(246,094)
Net increase (decrease) in net assets applicable to Common shares	13,183,677	(17,759,887)
Net assets applicable to Common shares at the beginning of period	226,701,587	244,461,474
Net assets applicable to Common shares at the end of period	$239,885,264	$226,701,587
Undistributed (Over-distribution of) net investment income at the end of period	$(5,842,559)	$(484,873)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

Six Months Ended June 30, 2012 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$23,152,525
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(87,065,593)
Proceeds from sales and maturities of investments	89,992,789
Proceeds from (Purchase of) short-term investments, net	(985,672)
Proceeds from (Payments for) cash denominated in foreign currencies, net	710
Cash paid for terminated call options written	(192,655)
Premiums received for call options written	698,588
Proceeds from (Payments for) interest rate swap contracts, net	(277,224)
Amortization (Accretion) of premiums and discounts, net	12,383
(Increase) Decrease in:
Receivable for dividends	41,349
Receivable for interest	(232,085)
Receivable for investments sold	(905,828)
Receivable for matured senior loans	(29,369)
Receivable for reclaims	(292)
Other assets	(73,246)
Increase (Decrease) in:
Payable for unfunded senior loans	287,500
Payable for investments purchased	(1,554,375)
Accrued interest on borrowings	6,840
Accrued management fees	5,065
Accrued other expenses	(32,620)
Net realized (gain) loss from:
Investments and foreign currency	(3,633,576)
Call options written	(263,312)
Interest rate swaps	277,224
Paydowns	(86,333)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(15,171,004)
Call options written	(4,955)
Forward foreign currency exchange contracts	29,453
Interest rate swaps	137,583
Capital gain and return of capital distributions from investments	575,494
Net cash provided by (used in) operating activities	4,709,364
Cash Flows from Financing Activities:
Cash distributions paid to Common shareholders	(5,054,947)
Net cash provided by (used in) financing activities	(5,054,947)
Net Increase (Decrease) in Cash	(345,583)
Cash at the beginning of period	345,583
Cash at the End of Period	$—

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding borrowing costs) was $470,385.

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)(b)	Distributions from Net Investment Income to Fund- Preferred Share- holders(c)	Distributions from Capital Gains to Fund- Preferred Share- holders(c)		Total	Net Investment Income to Common Share- holders		Capital Gains to Common Share- holders	Return of Capital to Common Share- holders	Total
Year Ended 12/31:
2012(g)	$11.37	$.23	$.93	$—	$—		$1.16	$(.50	)***	$—	$—	$(.50)
2011	12.25	.44	(.32)	—	—		0.12	(1.00)		—	—	(1.00)
2010	11.13	.36	1.70	—	—		2.06	(.94)		—	—	(.94)
2009	8.30	.46	3.24	— *	—	*	3.70	(.47)		—	(.41)	(.88)
2008	16.09	.89	(7.19)	(.18)	—		(6.48)	(.78)		(.06)	(.47)	(1.31)
2007	19.22	1.02	(2.30)	(.12)	(.19)		(1.59)	(.90)		(.64)	—	(1.54)
	FundPreferred Shares at the End of Period			Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2012(g)	$—	$—	$—	$97,800	$3,453
2011	—	—	—	97,800	3,318
2010	—	—	—	65,000	4,761
2009	—	—	—	65,000	4,424
2008	72,000	25,000	83,203	—	—
2007	120,000	25,000	92,729	45,000	10,891

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term Capital Gains Retained
Year Ended 12/31:
2012(g)	N/A
2011	N/A
2010	N/A
2009	N/A
2008	N/A
2007	$.25

(c)  The amounts shown are based on Common share equivalents.

Nuveen Investments

							Ratios/Supplemental Data
					Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(e)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(e)(f)
	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value(d)	Based on Common Share Net Asset Value(d)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate
Year Ended 12/31:
2012(g)	$—		$12.03	$11.33	15.27%	10.18%	$239,885	1.92	%**	3.85	%**	1.92	%****	3.85	%****	26%
2011	—	*	11.37	10.26	3.33	1.08	226,702	1.81		3.61		1.73		3.69		67
2010	—	*	12.25	10.89	22.16	19.18	244,461	1.78		2.88		1.61		3.06		67
2009	.01		11.13	9.73	72.17	47.30	222,566	1.89		4.73		1.59		5.02		77
2008	—		8.30	6.32	(49.58)	(42.60)	167,623	2.13		6.28		1.65		6.77		49
2007	—		16.09	14.28	(25.75)	(9.00)	325,097	2.20		5.06		1.74		5.53		48

See accompanying notes to financial statements.

(d)  • Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

• The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund's corresponding Total Returns Based on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

		Total Returns
	Common Shareholders of Record on	Based on Market Value	Based on Common Share Net Asset Value
Year Ended 12/31:
2012(g)	N/A	15.27%	10.18%
2011	N/A	3.33	1.08
2010	N/A	22.16	19.18
2009	N/A	72.17	47.30
2008	N/A	(49.58)	(42.60)
2007	December 31	(24.47)	(7.60)

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

	Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2012(g)	.51	%**
2011	.44
2010	.38
2009	.38
2008	.38
2007	.66

(f)  After expense reimbursement from the Adviser, where applicable. As of September 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.

(g)  For the six months ended June 30, 2012.

*  Rounds to less than $.01 per share.

**  Annualized.

***  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2012.

****  Fund no longer has a contractual reimbursement agreement with the Adviser. Ratio is annualized.

N/A  Not applicable for the six months ended June 30, 2012. The Fund had no retained capital gains for the tax years ended December 31, 2011 through December 31, 2008.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Diversified Dividend and Income Fund (the "Fund") is a closed-end registered investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JDD." The Fund was organized as a Massachusetts business trust on July 18, 2003.

The Fund's investment objectives are high current income and total return. The Fund invests primarily in U.S. and foreign dividend-paying common stocks, dividend-paying common stocks issued by Real Estate Investment Trusts ("REITs"), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries ("emerging markets debt and foreign corporate bonds") and senior loans.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These securities may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities, forward foreign currency exchange contracts and interest rate swap contracts are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Fund Advisors, Inc. (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income instruments, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Nuveen Investments

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2012, the Fund had outstanding when-issued/delayed delivery purchase commitments of $224,996.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses and fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Income Taxes

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year end. For the fiscal year ended December 31, 2011, the character of distributions to the Fund from the REITs was 63.57% ordinary income, 17.54% long-term and short-term capital gains, and 18.89% return of REIT capital.

For the fiscal year ended December 31, 2011, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the six months ended June 30, 2012, the Fund applied the actual percentages for the fiscal year ended December 31, 2011, described above, to its receipts from the REITs and treated as income on the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2011, are reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2012, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2012, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2012 reflect an over-distribution of net investment income.

FundPreferred Shares

The Fund is authorized to issue auction rate preferred ("FundPreferred") shares. During the fiscal year ended December 31, 2009, the Fund redeemed all $120,000,000 of its outstanding FundPreferred shares, at liquidation value.

Matured Senior Loans

The Fund may hold senior loans which have matured prior to the end of the current fiscal period. The net realizable value for matured senior loans is recognized on the Statement of Assets and Liabilities as a component of "Receivable for matured senior loans." The net increase or decrease in the net realizable value of the receivable for matured senior loans during the current fiscal period is recognized on the Statement of Operations as a component of "Other income" or "Other expenses," respectively, as applicable.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains

Nuveen Investments

and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, options written and swap contracts are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, options written and swap contracts are recognized as a component of "Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, call options written and interest rate swaps", respectively on the Statement of Operations, when applicable.

Forward Foreign Currency Exchange Contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when Wellington Management Company LLP ("Wellington"), one of the Fund's sub-advisors, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a component of "Unrealized appreciation or depreciation on forward foreign currency exchange contracts" on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts" on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of "Net realized gain (loss) from forward foreign currency exchange contracts" on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward foreign currency contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the six months ended June 30, 2012, the Fund entered into forward foreign currency exchange contracts, buying currencies expected to appreciate and selling currencies expected to depreciate.

The average number of forward foreign currency exchange contracts outstanding during the six months ended June 30, 2012, was 22. The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Interest Rate Swap Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. The Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps(, net)" with the change during the

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Fund's basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended June 30, 2012, the Fund used interest rate swap contracts to partially fix the interest cost of leverage, which the Fund uses through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the six months ended June 30, 2012, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$53,200,000

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps ("swaptions") or currencies in an attempt to manage such risk. The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Call and/or put options purchased, at value" on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options purchased" on the Statement of Operations.The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options written" on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call and/or put options purchased and/or written" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended June 30, 2012, the Fund wrote covered call options on individual stocks held in its portfolio to enhance returns while foregoing some upside potential of its equity portfolio.

The Fund did not purchase put or call options or write put options during the six months ended June 30, 2012. The average notional amount of call options written during the six months ended June 30, 2012, was as follows:

Average notional amount of call options written*	$(4,488,300)

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on options activity.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$81,007,015	$407,092	$—	$81,414,107
Real Estate Investment Trust Common Stocks	89,405,339	—	—	89,405,339
Real Estate Investment Trust Preferred Stocks	4,394,880	—	—	4,394,880
Capital Preferred Securities	—	1,609,688	—	1,609,688
Variable Rate Senior Loan Interests	—	78,105,965	—	78,105,965
Emerging Markets Debt and Foreign Corporate Bonds	—	77,012,629	—	77,012,629
Short-Term Investments:
Repurchase Agreements	—	10,281,345	—	10,281,345
Derivatives:
Call Options Written	(239,367)	—	—	(239,367)
Forward Foreign Currency Exchange Contracts**	—	(32,063)	—	(32,063)
Interest Rate Swaps**	—	(1,385,405)	—	(1,385,405)
Total	$174,567,867	$165,999,251	$—	$340,567,118

*  Refer to the Fund's Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Nuveen Investments

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of June 30, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$(239,367)
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	24,154	Unrealized depreciation on forward foreign currency exchange contracts	(56,217)
Interest Rate	Swaps	—	—	Unrealized depreciation on interest rate swaps	(1,385,405)
Total			$24,154		$(1,680,989)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$263,312
Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts
Risk Exposure
Foreign Currency Exchange Rate	$(87,224)
Net Realized Gain (Loss) from Interest Rate Swaps
Risk Exposure
Interest Rate	$(277,224)
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$4,955
Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Risk Exposure
Foreign Currency Exchange Rate	$(29,453)
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps
Risk Exposure
Interest Rate	$(137,583)

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	Six Months Ended 6/30/12	Year Ended 12/31/11
Common shares repurchased and retired	—	(25,121)
Weighted average:
Price per Common share repurchased and retired	$—	$9.78
Discount per Common share repurchased and retired	—	15.09%

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended June 30, 2012, aggregated $87,065,593 and $89,992,789, respectively.

Transactions in call options written during the six months ended June 30, 2012, were as follows:

	Number of Contracts	Premiums Received
Call options outstanding, beginning of period	200	$66,394
Call options written	5,859	698,588
Call options terminated in closing purchase transactions	(1,558)	(264,426)
Call options exercised	(439)	(42,323)
Call options expired	(897)	(149,217)
Call options outstanding, end of period	3,165	$309,016

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$318,228,821
Gross unrealized:
Appreciation	$42,993,001
Depreciation	(18,997,869)
Net unrealized appreciation (depreciation) of investments	$23,995,132

Permanent differences, primarily due to tax basis earnings and profits adjustments, foreign currency reclassifications, paydown adjustments and bond premium amortization adjustments, resulted in reclassifications among the Fund's components of Common share net assets at December 31, 2011, the Fund's last tax year end, as follows:

Paid-in surplus	$(11,917,224)
Undistributed (Over-distribution of) net investment income	11,380,669
Accumulated net realized gain (loss)	536,555

Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2011, the Fund's last tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund's last tax year ended December 31, 2011, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income *	$19,950,258
Distributions from net long-term capital gains	—

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

At December 31, 2011, the Fund's last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2016	$10,705,774
December 31, 2017	32,452,667
Total	$43,158,441

During the Fund's last tax year ended December 31, 2011, the Fund utilized $13,389,006 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010, will not be subject to expiration. During the Fund's last tax year ended December 31, 2011, there were no post-enactment capital losses generated.

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2012, the complex-level fee rate for the Fund was .1731%.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Symphony Asset Management, LLC ("Symphony"), and Wellington. NWQ and Symphony are each an affiliate of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including ADR and the Fund's call option strategy. Security Capital manages the portion of the Fund's investment portfolio allocated to securities issued by real estate companies. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans and other debt instruments. Wellington manages the portion of the Fund's investment portfolio allocated to emerging markets debt and foreign corporate bonds, and the forward foreign currency exchange strategy. The Adviser is responsible for overseeing the Fund's investments in interest rate swap contracts. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At June 30, 2012, the Fund had $500,000 in unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At June 30, 2012, there were no such outstanding participation commitments.

9. Borrowing Arrangements

The Fund has entered into a $116 million (maximum commitment amount) senior committed secured 364-day revolving line of credit (the "Facility"), renewable annually, with its custodian bank. On May 25, 2012, the Fund increased its maximum commitment amount from $100 million to $116 million. All other terms remained unchanged. As of June 30, 2012, the outstanding balance on the Facility was $97.8 million. During the six months ended June 30, 2012, the average daily balance outstanding and interest rate was $97.8 and .96%, respectively.

Interest is charged on the Facility at a rate per annum equal to the higher of (a) the overnight LIBOR (London Inter-bank Offered Rate) rate plus .80% and the Federal Funds rate plus 1.00% or (b) the 1-week, 30, 60, or 90-day LIBOR plus .80%. In addition to interest expense, the Fund pays a per annum commitment fee based on the total amount of the Facility. The Fund incurred amendment fees, which were fully expensed during the period.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense, commitment fees and amendment fees are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

Nuveen Investments

10. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11") to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the "Board" and each Trustee, a "Board Member") of the Fund, including the Board Members who are not parties to the Fund's advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreements (each, a "Sub-Advisory Agreement") between (a) the Advisor and Wellington Management Company, LLP ("Wellington"), (b) the Advisor and NWQ Investment Management Company, LLC ("NWQ"), (c) the Advisor and Symphony Asset Management LLC ("Symphony") and (d) the Advisor and Security Capital Research & Management Incorporated ("Security Capital" and, together with Wellington, NWQ and Symphony, the "Sub-Advisors") (the Investment Management Agreement and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisors (the Advisor and the Sub-Advisors are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Fund's investment performance and consider an analysis provided by the Advisor of the Sub-Advisors which generally evaluated the Sub-Advisors' investment teams, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

Nuveen Investments

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisors. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made a site visit to NWQ in February 2011 during which Symphony also gave a presentation. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor's integrity and the Advisor's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisors generally provide the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisors' investment teams and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team's philosophy and strategies in managing the Fund, developments affecting a Sub-Advisor or the Fund and the performance of the Fund and the portion of the Fund's portfolio allocated to the respective Sub-Advisor. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisors. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Fund's compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of

Nuveen Investments

the insurance mandate on several funds; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Fund's performance and the applicable investment team. In this regard, the Board reviewed the Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one- and three-year periods ending December 2011 as well as performance information reflecting the first quarter of 2012.

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds, including the Fund. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Group of the Fund was classified as having significant differences from the Fund based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder's investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

As noted above, the Fund had significant differences from its Performance Peer Group. Therefore, the Independent Board Members considered the performance of the Fund compared to its benchmark. In this regard, the Independent Board Members recognized that the Fund underperformed its benchmark in the one-year period but outperformed its benchmark in the three-year period and first quarter of 2012.

Based on their review, the Independent Board Members determined that the Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to

Nuveen Investments

year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements, if any) in line with its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisors, the Independent Board Members also considered the pricing schedule or fees that each Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

any), and other clients (such as retail and/or institutional managed accounts), as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee. The Independent Board Members noted that with respect to Security Capital and Wellington, the Sub-Advisors unaffiliated with Nuveen, the sub-advisory fees were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including NWQ and Symphony, the Independent Board Members reviewed the sub-adviser's revenues, expenses

Nuveen Investments

and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Similarly, with respect to sub-advisers unaffiliated with Nuveen, including Security Capital and Wellington, the Independent Board Members also considered the sub-adviser's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities with respect to the Nuveen funds. Based on their review, the Independent Board Members were satisfied that each Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. In addition, the Independent Board Members considered that NWQ and Security Capital may benefit from their soft dollar arrangements pursuant to which they receive research from brokers that execute the Fund's portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the foregoing Fund Advisers may also benefit the Fund and shareholders to the extent the research enhances the ability of a Fund Adviser to manage the Fund. With respect to Wellington, the Independent Board Members noted that while Wellington does have some soft dollar arrangements with respect to some of its agency trades, the trades in fixed income securities held by the Fund are done on a principal basis and do not generate soft dollar credits. For the foregoing Fund Advisers with soft dollar arrangements, the Independent Board Members noted that such Fund Advisers' profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. With respect to Symphony, the Board considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently (continued)

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund's market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

•  Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

•  Comparative Benchmark: The performance is a blended return consisting of: 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Dow Jones Wilshire Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JPMorgan EMBI Global Diversified, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Nuveen Investments

Glossary of Terms
Used in this Report (continued)

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both Regulatory Leverage (see below) and the leverage effects of certain derivative investments in the Fund's portfolio that increase the Fund's investment exposure.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

•  S&P 500® Index: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
JDD	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

ESA-B-0612D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)      Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)      A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)      Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)           If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2012